Series A Preferred Stock (Notes)	12 Months Ended
Dec. 31, 2018
Series A Preferred Stock [Abstract]
Preferred Stock [Text Block]	5. SERIES A PREFERRED STOCK

On December 4, 2015, NCR issued 820,000 shares of Series A Convertible Preferred Stock to certain entities affiliated with the Blackstone Group L.P. (collectively, Blackstone) for an aggregate purchase price of $820 million, or $1,000 per share, pursuant to an Investment Agreement between the Company and Blackstone, dated November 11, 2015. In connection with the issuance of the Series A Convertible Preferred Stock, the Company incurred direct and incremental expenses of $26 million, including financial advisory fees, closing costs, legal expenses and other offering-related expenses. These direct and incremental expenses originally reduced the Series A Convertible Preferred Stock, and will be accreted through retained earnings as a deemed dividend from the date of issuance through the first possible known redemption date, March 16, 2024. During the twelve months ended December 31, 2018, 2017 and 2016, the Company paid dividends-in-kind of $46 million, $45 million, and $47 million, respectively, associated with the Series A Convertible Preferred Stock. As of December 31, 2018 and 2017, the Company had accrued dividends of $3 million, respectively, associated with the Series A Convertible Preferred Stock. There were no cash dividends declared during the twelve months ended December 31, 2018 or 2017.

Under the Investment Agreement, Blackstone agreed not to sell or otherwise transfer its shares of Series A Convertible Preferred Stock (or any shares of common stock issued upon conversion thereof) without the Company’s consent until June 4, 2017. In March 2017, we provided Blackstone with an early release from this lock-up, allowing Blackstone to sell approximately 49% of its shares of Series A Convertible Preferred Stock, and in return, Blackstone agreed to amend the Investment Agreement to extend the lock-up on the remaining 51% of its shares of Series A Convertible Preferred Stock for six months until December 1, 2017.

In connection with the early release of the lock-up, Blackstone offered for sale 342,000 shares of Series A Convertible Preferred Stock in an underwritten public offering. In addition, Blackstone converted 90,000 shares of Series A Convertible Preferred Stock into shares of our common stock and we repurchased those shares of common stock for $48.47 per share. The underwritten offering and the stock repurchase were consummated on March 17, 2017.

The repurchase of the common shares immediately upon conversion is considered a redemption of the related preferred shares. As a result, the excess of the fair value of consideration transferred over the carrying value, of $58 million, was included as a deemed dividend in adjusting the income from common stockholders in calculating earnings per share for the year ended December 31, 2017. Additionally, we determined that the changes to the lock-up period were considered a modification of the Series A Convertible Preferred Stock. The impact of the modification, calculated as the difference in the fair value immediately before and immediately after the changes, of $4 million, was included as a deemed dividend in adjusting the income from common stockholders in calculating earnings per share for the year ended December 31, 2017. This adjustment was recorded as an increase to the Series A Convertible Preferred Shares and will reduce the accretion of the direct and incremental expenses associated with the original offering as described above. Refer to Note 1, “Basis of Presentation and Significant Accounting Policies” for additional discussion.

Dividend Rights The Series A Convertible Preferred Stock ranks senior to the shares of the Company’s common stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Convertible Preferred Stock has a liquidation preference of $1,000 per share. Holders of Series A Convertible Preferred Stock are entitled to a cumulative dividend at the rate of 5.5% per annum, payable quarterly in arrears and payable in-kind for the first sixteen dividend payments, after which, beginning in the first quarter of 2020, dividends will be payable in cash or in-kind at the option of the Company. If the Company does not declare and pay a dividend, the dividend rate will increase to 8.0% per annum until all accrued but unpaid dividends have been paid in full. Dividends are paid in-kind, through the issuance of additional shares of Series A Convertible Preferred Stock, for the first sixteen dividend payment dates, after which dividends will be payable in cash or in-kind at the option of the Company.

Conversion Features The Series A Convertible Preferred Stock is convertible at the option of the holders at any time into shares of common stock at a conversion price of $30.00 per share and a conversion rate of 33.333 shares of common stock per share of Series A Convertible Preferred Stock. As of December 31, 2018 and 2017, the maximum number of common shares that could be required to be issued upon conversion of the outstanding shares of Series A Convertible Preferred Stock was 29.0 million and 27.5 million shares, respectively. The conversion rate is subject to the following customary anti-dilution and other adjustments:

•	the issuance of common stock as a dividend or the subdivision, combination, or reclassification of common stock into a greater or lesser number of shares of common stock;

•
the dividend, distribution or other issuance of rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of common stock at a price per share that is less than the volume-weighted average price per share of common stock;

•
the completion of a tender offer or exchange offer of shares of common stock at a premium to the volume-weighted average price per share of common stock and certain other above-market purchases of common stock;

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the issuance of a dividend or similar distribution in-kind, which can include shares of any class of capital stock, evidences of the Company's indebtedness, assets or other property or securities, to holders of common stock;

•
a transaction in which a subsidiary of the Company ceases to be a subsidiary of the Company as a result of the distribution of the equity interests of the subsidiary to the holders of the Company’s common stock; and

•	the payment of a cash dividend to the holders of common stock.

At any time after December 4, 2018, all outstanding shares of Series A Convertible Preferred Stock are convertible at the option of the Company if the volume-weighted average price of the common stock exceeds $54.00 for at least 30 trading days in any period of 45 consecutive trading days. The $54.00 may be adjusted pursuant to the anti-dilution provisions above.

The Series A Convertible Preferred Stock, and the associated dividends for the first sixteen payments, did not generate a beneficial conversion feature (BCF) upon issuance as the fair value of the Company's common stock was greater than the conversion price. The Company will determine and, if required, measure a BCF based on the fair value of our stock price on the date dividends are declared subsequent to the sixteenth dividend. If a BCF is recognized, a reduction to retained earnings and the Series A Convertible Preferred Stock will be recorded, and then subsequently accreted through the first redemption date.

Additionally, the Company determined that the nature of the Series A Convertible Preferred Stock was more akin to an equity instrument and that the economic characteristics and risks of the embedded conversion options were clearly and closely related to the Series A Convertible Preferred Stock. As such, the conversion options were not required to be bifurcated from the host under ASC 815, Derivatives and Hedging.

Redemption Rights On any date during the three months commencing on and immediately following March 16, 2024 and the three months commencing on and immediately following every third anniversary of March 16, 2024, holders of Series A Convertible Preferred Stock have the right to require the Company to repurchase all or any portion of the Series A Convertible Preferred Stock at 100% of the liquidation preference thereof plus all accrued but unpaid dividends. Upon certain change of control events involving the Company, holders of Series A Convertible Preferred Stock can require the Company to repurchase, subject to certain exceptions, all or any portion of the Series A Convertible Preferred Stock at the greater of (1) an amount in cash equal to 100% of the liquidation preference thereof plus all accrued but unpaid dividends and (2) the consideration the holders would have received if they had converted their shares of Series A Convertible Preferred Stock into common stock immediately prior to the change of control event.

The Company has the right, upon certain change of control events involving the Company, to redeem the Series A Convertible Preferred Stock at the greater of (1) an amount in cash equal to the sum of the liquidation preference of the Series A Convertible Preferred Stock, all accrued but unpaid dividends and the present value, discounted at a rate of 10%, of any remaining scheduled dividends through the fifth anniversary of the first dividend payment date, assuming the Company chose to pay such dividends in cash (the "make-whole provision") and (2) the consideration the holders would have received if they had converted their shares of Series A Convertible Preferred Stock into common stock immediately prior to the change of control event.

Since the redemption of the Series A Convertible Preferred Stock is contingently or optionally redeemable and therefore not certain to occur, the Series A Convertible Preferred Stock is not required to be classified as a liability under ASC 480, Distinguishing Liabilities from Equity. As the Series A Convertible Preferred Stock is redeemable in certain circumstances at the option of the holder and is redeemable in certain circumstances upon the occurrence of an event that is not solely within our control, we have classified the Series A Convertible Preferred Stock in mezzanine equity on the Consolidated Balance Sheets.

As noted above, the Company determined that the nature of the Series A Convertible Preferred Stock was more akin to an equity instrument. However, the Company determined that the economic characteristics and risks of the embedded put options, call option and make-whole provision were not clearly and closely related to the Series A Convertible Preferred Stock. Therefore, the Company assessed the put and call options further, and determined they did not meet the definition of a derivative under ASC 815, Derivatives and Hedging. Under the same analysis, the Company determined the make-whole provision did meet the definition of a derivative, but that the value of the derivative was minimal due to the expectations surrounding the scenarios under which the call option and make-whole provision would be exercised.

Voting Rights Holders of Series A Convertible Preferred Stock are entitled to vote with the holders of the common stock on an as-converted basis. Holders of Series A Convertible Preferred Stock are entitled to a separate class vote with respect to certain designees for election to the Company's Board of Directors, amendments to the Company’s organizational documents that have an adverse effect on the Series A Convertible Preferred Stock and issuances by the Company of securities that are senior to, or equal in priority with, the Series A Convertible Preferred Stock.

Registration Rights Holders of Series A Convertible Preferred Stock have certain customary registration rights with respect to the Series A Convertible Preferred Stock and the shares of common stock into which they are converted, pursuant to the terms of a registration rights agreement.